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                                                                    Exhibit 23.1





                          CONSENT OF ERNST & YOUNG LLP



We consent to the reference to our firm under the caption "Experts" and to the use of our report dated January 9, 1997, in Amendment No. 2 to the Registration Statement (Form S-1 No. 333-20677) and related Prospectus of Endocardial Solutions, Inc. for the registration of 3,450,000 shares of its common stock.




                                                  /s/ Ernst & Young LLP


Minneapolis, Minnesota
March 12, 1997